UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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ADVISORS SERIES TRUST

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ADVISORS SERIES TRUST

Fort Pitt Capital Total Return Fund
(the “Fund”)

July 14, 2023
Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by Shareholders (the “Shareholders”) of the Fort Pitt Capital Total Return Fund, (the “Fund”) a series of Advisors Series Trust (the “Trust”), at a special meeting of Shareholders to be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on August 29, 2023, at 11:00 am (Central Time). Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees (the “Board” or the “Trustees”) of the Trust has unanimously approved the proposal. The Board recommends that Shareholders vote FOR the proposal.

Fort Pitt Capital Group, LLC (the “Adviser”) serves as the Fund’s investment adviser, under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, and as discussed in more detail in the enclosed Proxy Statement, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”), and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement and result in the automatic termination of the Existing Advisory Agreement.

To provide for continuity in the operation of the Fund, on May 22, 2023, the Board unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the Closing Date without prior approval of the Fund’s Shareholders. The Interim Advisory Agreement has identical advisory fees for the Fund and has identical terms and conditions to the Existing Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Fund approve the New Advisory Agreement (defined below).

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, the Board unanimously approved a new investment advisory agreement with the Adviser with respect to the

Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of the Fund, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and conditions and for identical fees to those currently in effect. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the Transaction. All of the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date.

Additionally, in connection with the indirect change of control of the Adviser, the Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), among other requirements. Currently, the Fund’s Board meets the 75% threshold.

The Transaction WILL NOT CHANGE: the Fund’s name or the number of shares you own of your Fund. The Board has determined that approval of the New Advisory Agreement is in the best interests of the Fund and the Shareholders.

The Board voted unanimously to approve the proposal. The Board recommends that you vote FOR the proposal.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for August 29, 2023. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on August 28, 2023.

Thank you for your continued support.

Very truly yours,

Jeffrey T. Rauman
President
Advisors Series Trust

ADVISORS SERIES TRUST

Fort Pitt Capital Total Return Fund
(the “Fund”)

July 14, 2023

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To be Held On August 29, 2023

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Fort Pitt Capital Total Return Fund, (the “Fund”) a series of Advisors Series Trust (the “Trust”), will be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on August 29, 2023, at 11:00 am (Central Time). At the Meeting, Shareholders will be asked to vote on the following Proposal with respect to the Fund in which they own shares:

Proposal

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fort Pitt Capital Group, LLC.

The Board recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on June 30, 2023 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposal by the Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about July 17, 2023.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on August 29, 2023

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/fortpitt/docs/proxy2023.pdf.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions (the “Proxy Vendor”) at (800) 290-6428.

By order of the Board of the Trust, on behalf of the Fund.
Elaine Richards
Secretary
Advisors Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals on which Shareholders are being requested to vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.     What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on August 29, 2023 (the “Meeting”)?

A.     At the Meeting, Shareholders of the Fund will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Advisors Series Trust (the “Trust”), on behalf of the Fund, and Fort Pitt Capital Group, LLC (the “Adviser”).
Q.     Has the Board of Trustees of the Fund approved the Proposal?

A.     At a meeting held on May 22, 2023, which was called for the purpose of approving the New Advisory Agreement, the Fund’s Board of Trustees (the “Board” and each member, a “Trustee”), including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Fund.

Q.     Why am I being asked to vote on the Proposal?

A.     Fort Pitt Capital Group, LLC currently serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”) and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”) that will be deemed an “assignment” as defined by the 1940 Act. To allow the Adviser to continue serving as the investment adviser to the Fund without any interruption after termination of the Existing Advisory Agreement, the Board has approved an interim investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreement will be no greater than 150 days following the termination of the Existing Advisory Agreement. The Interim Advisory Agreement will automatically terminate upon the approval of Shareholders of the Fund of the New Advisory Agreement.

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Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Fund under the New Advisory Agreement only if the agreement is approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and conditions and for identical fees to those currently in effect. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the Transaction. All of the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date.

The Implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for the Fund upon approval of such agreement by Shareholders of such Fund.

Q.     How does the Board recommend that I vote?

A.     The Board recommends that you vote FOR the Proposal.

Q.     Why is the Board recommending that I approve the Proposal?

A.     The Board recommends that you approve the Proposal (1) to ensure that the operation of your Fund can continue without any interruption and so the Adviser can continue to provide your Fund with the services currently being provided; and (2) to avoid additional costs to the Fund for seeking alternatives.

If Shareholders of the Fund do not ultimately approve the New Advisory Agreement, then the Adviser will not be permitted to serve as the Fund’s investment adviser upon the completion of the Transaction. Accordingly, the Board has approved the Interim Advisory Agreement with the Adviser in the event that the Transaction closes and Shareholders of the Fund have not yet approved a new investment advisory agreement. However, if a new investment advisory agreement is not approved within 150 days after the Closing Date, the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders.

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Q.     How will the Transaction affect me as a Fund Shareholder?

A.     Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged under the relevant New Advisory Agreement are identical to those under the Existing Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser who are involved in managing the Fund are not expected to change after the Closing Date. In addition, the Trustees will continue in office after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser before or after the Closing Date.

Q.    Will the Fund’s name change?

A.    No. The Fund’s name will not change as a result of the Transaction.

Q.    Will the fee rates payable under the New Advisory Agreement increase as a result of the Transaction?

A.    No. The Proposal does not seek any increase in fee rates. Additionally, the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Fee Waiver Agreement (with identical terms to the pre-existing Fee Waiver Agreement), which will remain in effect until at least the end of the initial two-year term of the New Advisory Agreement.

Q.    Are there any material differences between the Existing Advisory Agreement and the New Advisory Agreement?

A.    No. There are no material differences between the Existing Advisory Agreement and the New Advisory Agreement, other than the effective and termination dates.

Q.     Will the Fund pay for this proxy solicitation or for the costs of the Transaction?

A.     No. The Fund will not bear these costs.
Q.     Why are you sending me this information?

A.     You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on this very important Proposal concerning your investment.

Q.     Who is entitled to vote?

A.     If you owned shares of the Fund as of the close of business on June 30, 2023 (the “Record Date”), you are entitled to vote.

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Q.     How do I vote my shares?

A.     You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on August 28, 2023.

Q.     What vote is required to approve the Proposal?

A.     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Q.     What happens if I sign and return my proxy card but do not mark my vote?

A.     Your proxy will be voted FOR the proposal.

Q.     May I revoke my proxy?

A.     You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.     How can I obtain a copy of the Fund’s annual report?

A.     If you would like to receive a copy of the latest annual report for the Fund, please call 1-866-688-8775 or write to the Trust at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701, or visit the Fund’s website at www.FortPittCapitalFunds.com. If the Fund has issued an annual report, the report will be furnished free of charge.

Q.     Whom should I call for additional information about this Proxy Statement?

A.     If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call EQ Fund Solutions (the “Proxy Vendor) at (800) 290-6428.

Q.     Where and when will the Meeting be held?

A.     The Meeting will be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on August 29, 2023, at 11:00 am (Central Time).

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VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration	Valid Signature
A.1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan 2) ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

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ADVISORS SERIES TRUST

Fort Pitt Capital Total Return Fund
(the “Fund”)

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On August 29, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust, on behalf of the Fund, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on August 29, 2023, at 11:00 am (Central Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing on or about July 17, 2023. of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Fund’s investment adviser, Fort Pitt Capital Group, LLC (the “Adviser”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of the Fund will be asked to vote on the following proposal with respect to the Fund in which they own shares:

Proposal

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fort Pitt Capital Group, LLC.

The Board has set the close of business on June 30, 2023, as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Fund’s annual report for the year ended October 31, 2022, and the Fund’s semi-annual report for the fiscal period ended April 30, 2023, have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports.

To request a copy of the Proxy Statement or the annual or semi-annual reports, please call 1-866-688-8775, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701, or visit the Fund’s website at www.FortPittCapitalFunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

GENERAL OVERVIEW

The Transaction

Fort Pitt Capital Group, LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms and the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Following the Transaction, Focus will be privately owned and its shares will not be publicly traded. After the date of closing of the Transaction (the “Closing Date”), which is anticipated in the third quarter of 2023, the Adviser will continue to serve as the Fund’s investment adviser pursuant to an Interim Advisory Agreement (as defined and discussed in more detail below).

The personnel who currently manage the Fund are expected to continue to do so after the Closing Date. The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement, triggering the automatic termination of such agreement.

To provide for continuity in the operation of the Fund, at a meeting held on May 22, 2023, the Board unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”) that will take effect immediately upon the Closing Date. In reliance upon applicable rules under the 1940 Act, the Adviser will be permitted to provide investment advisory services to the relevant Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of Shareholders of the relevant Fund. The terms and conditions of the Interim Advisory Agreement are identical to the Existing Advisory Agreement, except for the effective and termination dates and certain escrow provisions. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, including in the event that Shareholders of the Fund approve the New Advisory Agreement (defined below), which would become effective and replace the Interim Advisory Agreement.

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, you are being asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, (the “New Advisory Agreement”).

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and for the same fees that are currently in effect. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions, will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. In addition, the Trustees will continue in their positions after the Closing Date.

The Transaction will NOT CHANGE the Fund’s name or the number of shares you own of the Fund.

About the Adviser

Fort Pitt Capital Group, LLC, 680 Andersen Drive, Foster Plaza Ten, Suite 350, Pittsburgh, Pennsylvania 15220, is the Fund’s current investment adviser. Since its organization in 2015, the Adviser has provided investment advisory and administrative services to families, individuals, foundations and other organizations or entities. As of December 31, 2022, the Adviser had approximately $4.3 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Focus has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The Fund intends to comply with this 75% requirement with respect to the Board for the three-year period from the Closing Date.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or the Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for a Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing Date. Based on such agreements, the Board has determined that the conditions of Section 15(f) will be satisfied.

Post-Transaction Structure and Operations

It is intended that, after the Closing Date, the Adviser will continue to serve as the Fund’s Adviser pursuant to an Interim Advisory Agreement. The Transaction will not result in any material change in the day-to-day management of the Fund. In addition, the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser after the Closing Date.

The Transaction will not result in any changes to the organization and structure of the Fund. The Fund, its investment adviser and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The Fund’s name will not change as a result of the Transaction. The Trustees will continue in office after the Closing Date and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Fund. No changes to the Fund’s existing service providers are proposed or planned by the Board or the Adviser at this time.

PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT

Fort Pitt Capital Total Return Fund
(the “Fund”)

Background

Fort Pitt Capital Group, LLC (the “Adviser”) currently serves as investment adviser to the Fund under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser initially dated August 25, 2017 and last amended as of December 29, 2020 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by Shareholders on August 25, 2017 in connection with its initial execution and was most recently approved for continuance by the Board on December 7-8, 2022.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement provides for automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date’) of the Transaction (as defined and described above). To provide for continuity in the operation of the Fund, at a meeting held on May 22, 2023, the Board unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreements”).

The Proposal

With respect to the Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of the Fund, the New Advisory Agreement will become effective for the Fund upon the date of such approval.

Board Approval and Recommendation

On May 22, 2023, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Fund and the Shareholders, unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreement and the New Advisory Agreement

A New Advisory Agreement is being proposed for the Fund. The form of New Advisory Agreement is set forth in Appendix G to this Proxy Statement. The advisory fee rates under the New Advisory Agreement with respect to the Fund are identical to the fee rates under the Fund’s Existing Advisory Agreement. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the Existing Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms. For a more complete understanding of the agreements, you should read the form of New Advisory Agreement contained in Appendix G.

Interim Advisory Agreement

Under the agreement between Focus and investment vehicles affiliated with CD&R and Stone Point (the “Transaction Agreement”), Focus agreed to cause the Adviser to use commercially reasonable efforts to obtain approval of a new investment management agreement for the Fund advised by the Adviser, by the Board and Shareholders of the Fund. The Closing Date is anticipated to occur in the third quarter of 2023.

Accordingly, as discussed above, an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) will take effect upon the Closing Date. On May 22, 2023, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to the Fund after the Closing Date.

The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and the New Advisory Agreement, except to reflect the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of the Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of Trustees or a majority of the Trust’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund except the advisory fees as set forth on Appendix C to this Proxy Statement.

The Fund paid no brokerage commissions within the last fiscal year to (1) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (2) any broker an affiliated person of which is an affiliated person of the Fund or the Adviser.

Information About the Adviser

Fort Pitt Capital Group, LLC, 680 Andersen Drive, Foster Plaza Ten, Suite 350, Pittsburgh, Pennsylvania 15220, is the Fund’s current investment adviser. Since its organization in 2015, the Adviser has provided investment advisory and administrative services to families, individuals, foundations and other organizations or entities. As of December 31, 2022, the Adviser had approximately $4.3 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. Information regarding the officers and Trustees of the Trust is attached as Appendix E to this Proxy Statement.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

At a meeting of the Board held on May 22, 2023, the Board, including a majority of the Independent Trustees, voted unanimously to approve the New Advisory Agreement retaining the Adviser as investment adviser for the Fund. The Board also voted unanimously to recommend that shareholders of the Fund approve the New Advisory Agreement.

In reaching its decision to recommend the approval of the New Advisory Agreement, the Board reviewed materials related to the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the nature, quality and extent of services provided to the Fund since the Fund’s inception and the Adviser’s representation that there would be no anticipated change in those services as a result of the New Advisory Agreement; (2) the performance of the Fund while managed by the Adviser; (3) the fact that there are no material differences between the terms of the New Advisory Agreement and the terms of the Existing Advisory Agreement; (4) the fact that the Adviser is continuing to manage the Fund with the same portfolio managers utilizing the same investment strategies; (5) the fact that the fee structure under the New Advisory Agreement will be identical to the fee structure under the Existing Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Advisory Agreement in light of information they had requested and received from the Adviser prior to the May 22, 2023 meeting. The Board also took into consideration that the Adviser has been internally reviewing potential strategic alternatives for the Fund. Such strategic alternatives may or may not be proposed or implemented and may, if pursued take different forms. As of the date of this proxy statement, no proposal has yet been presented to the Board.

The Adviser recommended that the Board approve the New Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement.

Board Approval of the New Advisory Agreement

Advisory Agreements

At a meeting held on May 22, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered the approval of the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of a Fund approve the New Advisory Agreement, and the New Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In connection with the Board’s review of the Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

•No material changes are currently contemplated and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and the Shareholders, including investment management services provided to the Fund by the Adviser, administrative services provided to the Fund under an administration agreement and services provided to Shareholders under a shareholder services agreement.

•All of the key investment advisory personnel of the Adviser who currently assist in the management of the Fund are expected to continue to do so after the Transaction.

•The terms and conditions of the New Advisory Agreement, including the Fund’s contractual fee rate, are the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms.

•In addition, the current operating expense limits for the Fund will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement.

•The Fund and the Shareholders will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

•Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing. Based on such agreements, the Board has determined that the conditions of Section 15(f) will be satisfied.

In their deliberations, the Board considered the factors discussed below, among others. The Board relied upon the advice of their independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Adviser. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, personnel changes among senior executives and portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the

Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreement. The Board also concluded that the nature, overall quality and extent of the management services provided to the Fund, were satisfactory and reliable and were not expected to change as a result of the New Advisory Agreement.

The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of December 31, 2022, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the Morningstar peer group and Cohort average for the one-, three-, five-, and ten-year periods ended December 31, 2022. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed its primary and secondary benchmark for the one-, three-, five-, and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s performance as compared to the Adviser’s similarly managed composite, but took into account the Adviser’s representation that its composite includes accounts with portfolios whose holdings differ significantly from the Fund.

Section 15(f) of the 1940 Act. In considering whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), neither the Adviser nor the Board was aware of any plans to reconstitute the Board following the change in control of the Adviser. Thus, at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the change in control of the Adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that the Adviser has undertaken to maintain the Fund’s current expense cap for the required 2‑year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the Advisory Agreement. In considering the advisory fee and total expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds and the Cohort.

The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to no more than 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the contractual management fee and net expense ratio were above the average and median of its Cohort. The Board also noted that the net expense ratio was above the average of its Morningstar peer group.

Additionally, the Board considered that currently the shareholders of the Fund are primarily friends and family of the Adviser or clients with separately managed accounts. The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Adviser was fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund. The Board also considered that the Fund does not charge Rule 12b-1 fees, shareholder servicing plan fees or receive “soft dollar” benefits in exchange for Fund brokerage. The Board noted the Adviser stated there may be unquantifiable indirect benefits by the nature of market perception of scale in the management of the Fund. After such review, the Board determined that the profitability expected to accrue to the Adviser from fees payable under the New Advisory Agreement would not be excessive, and that the Adviser would continue to maintain adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the New Advisory Agreement with the Adviser, including the advisory fees, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders.

Information about the Interim Advisory Agreement

As discussed above, at a May 22, 2023 meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement. To assure continuity of advisory services, the Interim Advisory Agreement will take effect with respect to the Fund upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and New Advisory Agreement, in each case except to reflect the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Existing Advisory Agreement.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix F.

Other Information

Since June 30, 2023, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

Focus has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-866-688-8775 or write to the Trust at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under State law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Administrator

Quasar Distributors, LLC is the principal underwriter of the Fund and is located at 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202. U.S. Bank Global Fund Services is the administrator of the Fund and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on August 29, 2023

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/fortpitt/docs/proxy2023.pdf.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, the Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for the Fund, please call 1-866-688-8775, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701, or visit www.FortPittCapitalFunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at 1-866-688-8775. You may also notify the Fund in writing at U.S. Bank Global Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201-0701. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund at the close of business on June 30, 2023 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement. The Fund’s Shareholders will vote separately on the Proposal with respect to that Fund.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes will not be counted for such purposes. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Trust at 1-866-688-8775 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the applicable Fund shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposal.

The Meeting may be held for the Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-866-688-8775 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Shareholders of the Fund will vote separately to approve the New Advisory Agreement.

Proposal – Approval of New Advisory Agreement

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

APPENDIX LIST

Appendix A	Shares Outstanding

Appendix B	Advisory Fee Rates

Appendix C	Advisory Fees Paid

Appendix D	Information Regarding Officers of the Adviser

Appendix E	Information Regarding Trustees and Officers of the Trust

Appendix F	Principal Holders

Appendix G	Form of the New Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – June 30, 2023
Fort Pitt Capital Return Fund	2,365,323.650

Appendix A-1

Appendix B

Advisory Fee Rate

Fund	Contractual Advisory Fee Rate
Fort Pitt Capital Total Return Fund	0.76%

Appendix B-1

Appendix C

Advisory Fees Paid During Fiscal Year Ended October 31, 2022

Under the Advisory Agreement, the Adviser is entitled to receive a monthly management fee from the Fund. The Adviser’s fee schedule provides that the Fund will pay the Adviser a flat fee of 0.76% of the Fund’s average daily net assets. The fee is computed at the close of business on the last business day of each month in accordance with the Advisory Agreement. The Adviser has contractually agreed to waive its management fee or reimburse the Fund for expenses otherwise payable by the Fund (“Operating Expenses Limitation Agreement”) to the extent necessary to ensure that net operating expenses of the Fund (excluding interest, taxes, brokerage commissions, AFFE, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.00% of the Fund’s average daily net assets through at least February 27, 2024. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the thirty-six month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. The management fees accrued by the Fund and paid to the Adviser for the most recent fiscal year ended October 31 are shown below.

2022
Total Management Fees Accrued	$572,603
Management Fees Waived	$102,748
Net Management Fees Paid to Adviser	$469,855

Appendix C-1

Appendix D

Information Regarding Officers of the Adviser

FULL LEGAL NAME	PRINCIPAL OCCUPATION
Focus Operating, LLC	Member/Manager
Blehar, Michael, NMN	Managing Director and Chief Growth Officer
Bovard, Theodore, Maylon	Managing Director and Chief Executive Officer
Douds, John, Todd	Managing Director and Chief Operating Officer
Giconi, Mary, Jean	Chief Compliance Officer
Sommariva, Jay, Al	Managing Director and Chief of Asset Management
Eye, Daniel, T.	Chief Investment Officer

Appendix D-1

Appendix E

Information Regarding the Trustees and Officers of the Trust

The following table lists the Trustees and Officers of the Trust, none of which have any affiliation with the Adviser:

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2017.	Partner and Head of Business Development QSV Equity Investors, LLC (formerly known as Ballast Equity Management, LLC) (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Joe D. Redwine (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Appendix E-1

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Raymond B. Woolson (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since January 2020. Indefinite term; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 19 portfolios), DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund from 2010 to present; Independent Trustee, DoubleLine ETF Trust (an open-end investment company with 2 portfolios) from March 2022 to present.
Michele Rackey (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Appendix E-2

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 54) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Cheryl L. King (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).
Richard R. Conner (age 40) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Michael L. Ceccato (age 65) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Senior Vice President, U.S. Bank N.A. (February 2008 to present).
Elaine E. Richards (age 55) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of October 31, 2022, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Appendix E-3

Appendix F

Principal Holders

As of June 30, 2023, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

Fort Pitt Capital Total Return Fund
Name	Shares	Percent of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,680,988.86	71.07%
MID ATLANTIC TRUST COMPANY FBO FORT PITT CAPITAL GROUP 401(K) PROF 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	216,833.71	9.17%

Appendix F-1

Appendix G

Form of the New Advisory Agreement

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Fort Pitt Capital Group, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [___] day of [________], 2023, by and between Advisors Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (the “Fund”) and the investment adviser of the Fund, Fort Pitt Capital Group, LLC, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities
Appendix G-1

and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.
Appendix G-2

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Advisor, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to
Appendix G-3

the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement Any such reimbursement is contingent upon the review, approval and/or ratification of such reimbursement by the Board of Trustees of the Trust. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase
Appendix G-4

of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL.

(a) The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b) The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b) Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred
Appendix G-5

in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

This Agreement shall become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15. RIGHT TO USE NAME

The Advisor warrants that each Fund’s name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Advisor Fund managed by the Advisor shall be resolved by the Advisor. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor. Each Fund may use the name connected with the Advisor or any name derived from or using the name of the Advisor Funds managed by the Advisor only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Advisor.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes. The Advisor undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Fund, the Advisor shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided,
Appendix G-6

however, that the Advisor may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Fort Pitt”, “Fort Pitt Capital Group” or any reasonable derivation of the same, is the property of the Advisor for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Advisor’s name and will further refrain from using the Advisor’s name; provided, however, that the Trust may continue to use the Advisor’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Advisor in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Advisor, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund to the Fund or its delegate.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material
Appendix G-7

development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	FORT PITT CAPITAL GROUP, LLC

By: _______________________________	By: _______________________________
Name: Jeffrey T. Rauman	Name: Dan Eye
Title: President	Title: Executive Vice President and Chief Investment Officer

Appendix G-8

SCHEDULE A
to the Investment Advisory Agreement

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Fort Pitt Capital Total Return Fund	0.76%

Appendix G-9

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800)-290-6428 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

FORT PITT CAPITAL TOTAL RETURN FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 29, 2023

The undersigned hereby appoints each of Jeffrey T. Rauman, Kevin Hayden and Elaine E. Richards, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 am (Central Time), on August 29, 2023. All shareholders are encouraged to cast a vote for their shares prior to August 29, 2023 so that Fund may reach a quorum to hold the meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 290-6428. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held August 29, 2023. The Proxy Statement for this meeting is available at:

https://vote.proxyonline.com/fortpitt/docs/proxy2023.pdf

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

FORT PITT CAPITAL TOTAL RETURN FUND    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL

FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fort Pitt Capital Group, LLC.	○	○	○

2.
If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]